© 2025 Biohaven, Ltd. All rights reserved. 43rd Annual J.P. Morgan Healthcare Conference January 13, 2025 Vlad Coric, M.D. Chairman and Chief Executive Officer JENNIFER Living with SCA3 Participant in the Troriluzole Clinical Study

Forward-Looking Statement This presentation includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements about Biohaven Ltd. (the “Company”) and our planned and ongoing clinical trials for our taldefgrobep alfa, troriluzole, BHV-2100, BHV-7000, BHV-8000, BHV-1300, BHV-1310, BHV-1510 and BHV-1530 development programs, the timing of and the availability of data from our clinical trials, the timing and our decisions to proceed with our planned regulatory filings, the timing of and our ability to obtain regulatory approvals for our product candidates, the clinical potential utility of our product candidates, alone and as compared to other existing potential treatment options, and the potential advancement of our early phase programs including BHV-1400, BHV-1500, and BHV-1600. The use of certain words, including “continue”, “plan”, “will”, “believe”, “may”, “expect”, “anticipate” and similar expressions, is intended to identify forward- looking statements. Investors are cautioned that any forward-looking statements, including statements regarding the future development, timing and potential marketing approval and commercialization of our development candidates, are not guarantees of future performance or results and involve substantial risks and uncertainties. Actual results, developments and events may differ materially from those in the forward-looking statements as a result of various factors including: the expected timing, commencement and outcomes of Biohaven's planned and ongoing clinical trials; the timing of planned interactions and filings with the Food and Drug Administration; the timing and outcome of expected regulatory filings; complying with applicable US regulatory requirements; the potential commercialization of Biohaven's product candidates; the potential for Biohaven’s product candidates to be first-in-class or best-in-class therapies; and the effectiveness and safety of Biohaven's product candidates. You should, therefore, not rely on these forward-looking statements as representing our views as of any date subsequent to the date of this presentation. Additional important factors to be considered in connection with forward-looking statements are described in the Company’s filings with the Securities and Exchange Commission, including within the sections titled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations”. This presentation also contains market data and other information based on industry publications, reports by market research firms or published independent sources. Some market data and information is also based on the Company’s good faith estimates, which are derived from management’s knowledge of its industry and such independent sources referred to above. January 13, 2025 J.P. Morgan Healthcare Conference2

Integrated DISCOVERY ENGINE ADVANCING CANCER TREATMENTS with strategic partnerships PIONEERING therapies for rare diseases including SMA & SCA Focused on Days Matter COMMERCIALIZATION OF NOVEL TXs POSITIONED FOR FUTURE VALUE CREATION DIVERSIFIED into top areas of INNOVATION INCREASED MARKET CAP 10X TWO YEARS SINCE SPIN-OFF CLINICALLY VALIDATED NEXT-GEN TRAP DEGRADERS Targeted removal of aberrant proteins RARE DISEASE RENAL CARDIOVASCULAR ONCOLOGY OBESITY NEUROLOGY IMMUNOLOGY & INFLAMMATION

Area	Target / Modality	Program	Indication
GLUTAMATE	Troriluzole	BHV-4157	Spinocerebellar Ataxia
			Obsessive-Compulsive Disorder
MYOSTATIN	Taldefgrobep Alfa	BHV-2000	Spinal Muscular Atrophy
			Obesity
ION CHANNEL	Kv7 Activator	BHV-7000	Focal Epilepsy
			Generalized Epilepsy
			Bipolar Disorder
			Major Depressive Disorder
	TRPM3 Antagonist	BHV-2100	Migraine & Pain Disorders
INFLAMMATION & IMMUNOLOGY	TYK2/JAK1 Inhibitor (brain-penetrant)	BHV-8000	Prevention of Amyloid Therapy Induced ARIA
			Parkinson's Disease
			Alzheimer's Disease
			Multiple Sclerosis
	IgG Degrader	BHV-1300	Common Disease (Graves', RA)
		BHV-1310	Rare Disease (Myasthenia Gravis)
	Gd-IgA1 Degrader	BHV-1400	IgA Nephropathy
	β1AR AAb Degrader	BHV-1600	Peripartum Cardiomyopathy
ONCOLOGY	Trop2 ADC +/- PD1	BHV-1510	Advanced or Metastatic Epithelial Tumors
	FGFR3 ADC	BHV-1530	Urothelial Cancer
	CD30 ADC	BHV-1500	Hodgkin Lymphoma
	Undisclosed Targets		Merus and GeneQuantum Collaborations

PRECLINICAL | PHASE 1 | PHASE 2 | PHASE 3 | MARKET

ARIA, Amyloid-related imaging abnormalities; AAb, Autoantibody.

biohaven

DEGRADATION TARGET BIFUNCTIONAL MoDE DEGRADER ASGPR RECEPTOR ON HEPATOCYTE EXTRACELLULAR DEGRADERS RAPID AND SELECTIVE REMOVAL OF DISEASE-CAUSING PROTEINS

MoDE™ Platform: Degraders Designed for Real-life and to Preserve Healthy Immune Functioning

- Maximizes selectivity to treat disease while minimizing side effects
- Short half-life enables concomitant administration with Fc-biologics
- Allows for subcutaneous and autoinjector formulations

Advancing Next-Generation TRAP™ (Targeted Removal of Aberrant Proteins) Degraders:

- Only degrades specific disease-causing targets while leaving healthy immune system completely intact
- New Phase 1 clinical trial data demonstrates deep, rapid, and selective lowering of very specific targeted species

3 Exciting New Indications

IgA Nephropathy | Peripartum Cardiomyopathy | Graves' Disease


DEGRADERS

BREAKING NEWS

Emerging clinical data with BHV-1400 shows rapid, deep, and selective removal of only galactose-deficient IgA1 while preserving healthy immune function

6 | January 2025 J.P. Morgan Healthcare Conference biohaven

MoDE™ Degrader Platform Technology: Driving Toward Targeted Removal of Disease-Causing Proteins

Next-Gen TRAP™ Degraders

Gd-IgA1 DEGRADER
IgA Nephropathy

β1AR AUTOANTIBODY DEGRADER
Dilated cardiomyopathy (DCM)

TSHR AUTOANTIBODY DEGRADER
Graves' disease

Other indications

IgG4 DEGRADER
- Membranous nephropathy (MN)
- Pemphigus vulgaris
- Autoimmune encephalitis (AE)
- Muscle-specific kinase (MuSK) myasthenia gravis (MG)
- Chronic inflammatory demyelinating polyneuropathy (CIDP)

PLA2R AUTOANTIBODY DEGRADER
Membranous nephropathy (MN)

β_1AR AUTOANTIBODY DEGRADER
Peripartum cardiomyopathy (PPCM)

IgG DEGRADER
Graves' disease

IgG DEGRADER
Rheumatoid arthritis (RA)



MoDE Degrader Platform

IgG DEGRADER
Myasthenia gravis (MG)

Gd-IgA1 DEGRADER
IgA Vasculitis

PROINSULIN AUTOANTIBODY DEGRADER
Diabetes

7 January 2025 J.P. Morgan Healthcare Conference biohaven

Degrader Platform Technology

FAST AND DEEP

Removes disease-causing proteins within hours

EASY-TO-USE

- Easy-to-use autoinjector for self-administration
- Allows for concomitant use of biologics


PATIENT CENTRIC
biohaven
LIFE ALTERING

SELECTIVE

Designed to target specific pathogenic species for maximal efficacy and minimal side effects

TUNABLE

- Level of degradation carefully modulated by dose level and frequency
- Employs body's natural mechanism for removal of senescent proteins biohaven®

IgA NEPHROPATHY ✓ BHV-1400: Potential to treat by removing pathogenic species without chronic immunosuppression ✓ Robust science indicating disease is galactose-deficient IgA1-driven ✓ Biomarker endpoint with well-established accelerated approval pathway January 2025 J.P. Morgan Healthcare Conference9 BHV-1400

IgA Nephropathy Is Caused by Excess Production of Galactose-Deficient IgA1 (Gd-IgA1)


SYSTEMIC CIRCULATION
Gd-IgA1
IgG

Aberrant form of immunoglobulin, galactose-deficient IgA1 forms in excess

Immunoglobulin (IgG or IgA) target Gd-IgA1 to form circulating immune complexes

Gd-IgA1 immune complexes deposit into the kidney, recruiting immune cells and causing the release of pro-inflammatory and profibrotic mediators


RENAL CORPUSCLE

KEY POINT

No therapy selectively targets the pathogenic nidus of disease, Gd-IgA1... UNTIL NOW

10 | January 2025 J.P. Morgan Healthcare Conference biohaven

BHV-1400 Rapidly Removes Galactose-Deficient IgA1 from Circulation and from the Renal Glomerular Mesangium in vivo in Pre-Clinical Studies

RENAL CORPUSCLE | 1 HOUR | 6 HOUR

Gd-IgA1
+ Vehicle




328.5 ±


356.4 ±

In the Absence of BHV-1400, Galactose-Deficient IgA1 (red) Accumulates in the Renal Glomerulus

Gd-IgA1
+ BHV-1400




317.3 ±


233.2 ±

BHV-1400 Rapidly Clears Galactose-Deficient IgA1

11 | January 2025 J.P. Morgan Healthcare Conference biohaven

Preliminary Phase 1: Selective and Deep Removal of Gd-IgA1 Within Hours January 2025 J.P. Morgan Healthcare Conference12 BHV-1400 at the lowest SAD cohort rapidly and selectively removes 60% of Gd- IgA1 while preserving normal immunoglobulins (IgG, IgE, IgA, IgM)NEWS BREAKING -80 -60 -40 -20 0 Hours Post Dose 0 4 8 24 48 72 96 G d -I g A 1 % C h a n g e f ro m B a s e li n e BHV-1400 125 mg Single dose IgG IgA IgE IgM Gd-IgA1 > 60% Gd-IgA1 LOWERING within 4 hours

BHV-1400: Selective Removal of Disease-Causing Gd-IgA1 without Immunosuppression Compared to Market Competitors biohaven TRAP™ Degrader

BHV-1400 SELECTIVELY DEGRADES ONLY Gd-IgA1

Targeting the pathogenesis of disease without immunosuppression


Gd-IgA1
autoantibody
IgD
IgG
IgE
B CELLS
IgM
IgA

BROAD IMMUNOSUPPRESSION

Tarpeyo — calliditas



INHIBITS COMPLEMENT SYSTEM

With broad immunosuppression

Fabhalta — NOVARTIS

RO7434656 — IONIS, Roche

Ravulizumab (Ultomiris) — CHINOOK, NOVARTIS

TARGET B CELLS

with global immunoglobulin suppression

Povetacicept — ALPINE ImmunoSciences, VERTEX

Atacicept — vera therapeutics

Sibeprenlimab — Otsuka

Zigakibart — CHINOOK, NOVARTIS

Felzartamab — Biogen

TARGET ENDOTHELIN RECEPTOR

Filspari — TRAVERE THERAPEUTICS

Astrasentan — CHINOOK, NOVARTIS

13 | January 2025 J.P. Morgan Healthcare Conference biohaven

BHV-1400 Degrades Gd-IgA1 Rapidly: Timeline of Earliest Reported Gd-IgA1 Lowering Across Key Market Competition January 2025 J.P. Morgan Healthcare Conference14 Lowest dose of BHV-1400 tested shows deep reductions of Gd-IgA1 within hoursKEY POINT 1. Lowering numbers reported for the median from the first and lowest BHV-1400 SAD cohort and for mean lowering for the highest dose SAD cohorts for Sibeprenlimab (12.0 mg/Kg) and Povetacicept (960 mg) 2. Davies et al. A first-in-human, randomized study of the safety, pharmacokinetics and pharmacodynamics of povetacicept, an enhanced dual BAFF/APRIL antagonist, in healthy adults. Clin Transl Sci. 2024 Nov;17(11):e70055. doi: 10.1111/cts.70055. PMID: 39494621; PMCID: PMC11532938. 3. Mathur et al. Safety, tolerability, pharmacokinetics, and pharmacodynamics of VIS649 (sibeprenlimab), an APRIL-neutralizing IgG2 monoclonal antibody, in healthy volunteers. Kidney In Rep. 2022 Feb 8; 7(5): 993-1003. doi: 10.1016/j.ekir.2022.01.1073. PMID: 35570983; PMCID: PMC9091613. 0 200 400 600 Time to Lowering Achieved (Hours) 4 DAYS 4 WEEKS Povetacicept2 <10% Gd-IgA1 lowering Sibeprenlimab3 <60% Gd-IgA1 lowering 60% Gd-IgA1 lowering in 4 hours1 BHV-1400 4 HOURS BHV-1400

9-month 104-Week Treatment Phase (SOC +) BHV-1400 (SOC +) Placebo Screening Harnessing Efficient Trial Design to Address a High Unmet Need BHV-1400 Phase 2/3 Study Concept January 2025 J.P. Morgan Healthcare Conference15 Pivotal Trial UPCR, Surrogate Endpoint for Accelerated Approval DATA READOUT DATA READOUT EGFR Confirmatory Endpoint (104 Weeks) Accelerated approval pathway to bring a selective, disease-specific therapeutic to treat IgAN KEY POINT

PERIPARTUM CARDIOMYOPATHY ✓ BHV-1600: Potential to treat through selective removal of pathogenic autoantibody without chronic immunosuppression ✓ High unmet need: rare disease affecting new mothers with no approved treatment ✓ Robust science highlighting ß1AR- autoantibodies as pathogenic ✓ Biomarker endpoint with FDA-aligned path forward for accelerated approval January 2025 J.P. Morgan Healthcare Conference16 BHV-1600

BHV-1600, a Novel Investigational Treatment for Peripartum Cardiomyopathy



BHV-1600 targeted hepatic degradation of autoantibodies
β1AR autoantibodies
Cardiac beta-adrenergic receptors (β1AR)
Sustained β1AR stimulation ▶ Increased Contractility ▶ Ventricular Strain ▶ Dilated Cardiomyopathy
DILATED CARDIOMYOPATHY

PERIPARTUM CARDIOMYOPATHY:

- A rare disease with high unmet need
- Maternal mortality highest since 1965 and primary contributor is PPCM with mortality rates reported up to 20%
- 10% go on to require mechanical support (LVAD or heart transplant)
- BHV-1600 degrades ß1AR autoantibodies to potentially prevent irreversible heart failure

KEY POINT

BHV-1600 degrades ß1AR autoantibodies to potentially prevent permanent heart failure in previously healthy mothers

17 | January 2025 J.P. Morgan Healthcare Conference biohaven

Ongoing Phase 1 Preliminary Clinical Data

- First-in-human dosing with BHV-1600 has been safe and well-tolerated to date with two cohorts dosed
- All AEs have been mild, with no SAEs
- Laboratory data demonstrate optimal safety profile:
  - No clinically relevant changes in white blood cells or immunoglobulins IgG, IgA, IgE, and IgM
  - No clinically significant reductions in albumin, liver function test abnormalities, or increases in cholesterol compared to baseline
- Study ongoing 1H 2025

BHV-1600, designed to selectively degrade ß1AR autoantibodies to treat PPCM


BHV-1600
Hepatocyte
β1AR autoantibody

While Preserving Immunity


Dendritic cell
T cell
Neutrophil
Monocyte
Antibody IgD
IgG
Antibody IgM
Antibody IgE
Antibody IgA
Natural killer cell
C1
Macrophage
B cell

KEY POINT

BHV-1600 selectively targets ß1AR autoantibodies to treat PPCM with Optimal Safety Profile

18 | January 2025 J.P. Morgan Healthcare Conference biohaven

12-Week Treatment Phase 52-Week Treatment Phase (SOC +) BHV-1600 (SOC +) Placebo Screening Harnessing Efficient Trial Design to Address a High Unmet Need January 2025 J.P. Morgan Healthcare Conference19 Pivotal Trial Surrogate Endpoint for Accelerated Approval DATA READOUT DATA READOUT Confirmatory Endpoint (Up to 52 weeks) Completed INTERACT meeting with FDA regarding accelerated approval pathway to bring a much-needed therapeutic to women with PPCM efficiently KEY POINT β1AR autoantibodies BHV-1600 Hepatocytes

✓ BHV-1300: Potential to transform clinical paradigm to improve patient lives ✓ Robust science indicating disease is IgG1 antibody-mediated ✓ Easily measured biomarker endpoint ✓ Potential first or second to market with strong commercial opportunity GRAVES’ DISEASE January 2025 J.P. Morgan Healthcare Conference20 BHV-1300

1970s Passive transfer of TSH receptor autoantibodies into healthies prove definitively to stimulate the thyroid Seventy Years of Research Demonstrate the Pathogenicity of TSH Receptor Autoantibodies in Graves’ Disease (GD) 1950s “Long-Acting Thyroid Stimulator,” (TSH receptor autoantibody) identified in the serum of GD patients 1960s TSH receptor autoantibodies are detected in serum of neonates with hyperthyroid mothers with GD January 2025 J.P. Morgan Healthcare Conference21

Biohaven IgG1,2,4 Degrader Platform:
A Novel Therapeutic for the Treatment of Graves' Disease



Graves' disease
TSH-mimicking IgG1 antibody
THYROID
stimulates production of excess T3 and T4
T 3
T 4
SYMPTOMS
OVERPRODUCTION OF HORMONES
Insomnia
Exophthalmos
Muscle Weakness
Tremor
Oligomenorrhea
Dyspnea
Heat Intolerance
Arrhythmia
Weight Loss
Diaphoresis
Fatigue
Irritability

IgG Degrader designed to selectively degrade IgG1, IgG2, and IgG4 to treat Graves'



Biohaven IgG degrader
IgG1, IgG2, IgG4
Redirects Disease Causing Target to Liver for Removal
Hepatocytes
Biohaven IgG degrader removes TSHR-IgG1 autoantibodies

…while preserving IgG3 and Innate Immune Response

KEY POINT Biohaven IgG degrader removes TSHR-IgG1 autoantibodies with goal of treating Graves' disease

22 | January 2025 J.P. Morgan Healthcare Conference biohaven

Redefining Possibilities in Graves' Disease Treatment: Treat the Mechanism of Disease, Spare Patients their Thyroid January 2025 J.P. Morgan Healthcare Conference23 “A drug that causes fatal agranulocytosis and liver failure is probably not one I want to take.” “Why lose my thyroid?” “Why trade HYPERthyroidism for HYPOthyroidism?” “Why expose myself to radiation?” LIMITATIONS OF ANTI-THYROID THERAPY (ATD) • Does not treat the underlying autoimmune disease • Are associated with birth defects • Side effects include liver toxicity, agranulocytosis, hypothyroidism, allergic reactions, etc. • Other treatment options like ablation or surgery invasive and causes permanent hypothyroidism resulting in life-long need for thyroid hormone replacement BHV-1300 targets the underlying autoimmune pathology of Graves’ disease to potentially improve disease control and avoid the undesirable adverse effects of ATD’s and surgery KEY POINT

Broad Market Strategy to Modify Graves' Disease


ATD UNCONTROLLED / REFRACTORY
Refractory Population US[1,2]
350K
IgG Degrader Opportunity
Market Potential with First Line
Diagnosed and Treated
1M US[1]
US Prevalence
3.3M
GLOBAL PREVALENCE[3]
80M
$4B
Peak US Gross Sales[5]

1. Forian Insurance Claims Data Base Analysis Jun 2016-September 2024; 2. Percent of ATD patients refractory or uncontrolled: Sundaresh V, Brito JP, Thapa P, Bahn RS, Stan MN. Comparative Effectiveness of Treatment Choices for Graves' Hyperthyroidism: A Historical Cohort Study. Thyroid. 2017 Apr;27(4):497-505. doi: 10.1089/thy.2016.0343. Epub 2017 Feb 6. PMID: 28049375; PMCID: PMC5385429; 3. NBK448195/NIDDKD. Graves disease. Accessed September 11, 2024. https://www.niddk.nih.gov/health-information/endocrine-diseases/graves-disease; 4. US prevalence and Incidence: Pokhrel B, Bhusal K. Graves Disease. [Updated 2023 Jun 20]. In: StatPearls [Internet]. Treasure Island (FL): StatPearls Publishing; 2024 Jan-. Available from: https://www.ncbi.nlm.nih.gov/books/; 5. Biohaven Internal Analysis: Peak US Gross Sales

KEY POINT

Degraders redefine care, targeting the autoimmune pathogenesis of disease with the potential to treat across the course of disease

24 | January 13, 2025 J.P. Morgan Healthcare Conference biohaven

Graves' Disease Mid-2025 with Biomarker Endpoint


Screening
Clinical suspicion of hyperthyroidism
Measure TSH
Low TSH
Measure FT4
Elevated FT4
Hyperthyroidism
Measure TSHR Antibody
Graves' Disease
Biomarker Diagnosis
Phase 2
Refractory Graves' Disease
12-Week Treatment Phase
DATA READOUT
T 3
T 4
(ATD +) IgG Degrader
(ATD +) Placebo
Biomarker endpoint
Phase 3
Newly Diagnosed Graves' Disease
Refractory Graves' Disease
biohaven

KEY POINT

Biomarker-driven diagnosis and endpoints facilitate efficient trial design in Graves' disease patients

25 | January 2025 J.P. Morgan Healthcare Conference biohaven

Biohaven’s Goal Is to Change the Treatment Paradigm in Graves’ Disease January 2025 J.P. Morgan Healthcare Conference26 1790s DeSault performs first successful partial thyroidectomy 1940s Antithyroid drugs and radioactive iodine (RAI) used as alternative to surgery, chronic thyroid replacement 2020s Biohaven technology redirects TSH receptor autoantibodies to the liver for removal, treating the underlying cause of Graves’ disease TRAb, TSH Receptor Autoantibodies Hepatocytes

Market Potential of Biohaven's Degrader Platform

~ $8B*

IgG DEGRADERS
Graves' disease
Rheumatoid arthritis (RA)
Myasthenia gravis (MG)

β1AR AUTOANTIBODY DEGRADER
Dilated cardiomyopathy (DCM)
Peripartum cardiomyopathy (PPCM)

Gd-IgA1 DEGRADER
IgA Nephropathy
IgA Vasculitis

IgG DEGRADERS

PROINSULIN AUTOANTIBODY DEGRADER

IgG4 DEGRADER

β1AR AUTOANTIBODY DEGRADER

Gd-IgA1 DEGRADER

IgG DEGRADERS

> $15B*

FUTURE DEGRADERS AND INDICATIONS

TSHR AUTOANTIBODY DEGRADER

PLA2R AUTOANTIBODY DEGRADER

PROINSULIN AUTOANTIBODY DEGRADER

IgG4 DEGRADER

β1AR AUTOANTIBODY DEGRADER

Gd-IgA1 DEGRADER

IgG DEGRADERS

* Biohaven Internal Analysis: Peak US Gross Sales

27 | January 2025 J.P. Morgan Healthcare Conference biohaven

Antibody Cancer cell MATE Payload Targeted cancer cell antigen Oncology: Next-Generation ADCs

Biohaven's Novel ADC Conjugation Technology and Strategic Collaborations Driving Next-Generation Cancer Therapies



Collaborate to generate highly differentiated ADCs

Novel mAbs
- Validated and emerging targets
- Merus collaboration leverages differentiated dual-targeting antibody platform

Merus

Exclusivity to TopoIx payload
- Superior preclinical anti-PD/L1 synergy and immunogenic cell death
- GeneQuantum collaboration provides broad target exclusivity to the payload for 18 oncology targets

GeneQuantum Healthcare 启 德 医 药

Broad and flexible platform applicability

Single-step chemistry, native mAbs
Modular, efficient, and scalable MATE® technology developed from Yale University Spiegel Lab

Yale

Irreversible, Site-Specific Conjugation
Minimize payload-associated tox, DAR homogeneity

REGENERON

Combination I/O Therapies
Supply agreement: BHV-1510 with Libtayo®

BHV-1510 (Trop2 TopoIx) in Phase 1 (mono and anti-PD1 combination)

BHV-1530 (FGFR3 TopoIx) in Phase 1 startup — FPI early 2025

BHV-1500 (CD30 MMAE) IND planned 2025

Novel ADCs and De-Risked Fast-Followers in Clinic

STRATEGIC COLLABORATIONS AND CLINICAL SUPPLY AGREEMENTS

MULTIPLE DC/INDs planned 2025–2026

29 | January 13, 2025 J.P. Morgan Healthcare Conference biohaven

BHV-1510 is a Highly Differentiated Trop2 ADC

- Ideally positioned for fast-to-market strategy with anti-PD-1 combo

Novel TopoIx Payload Synergy with Anti-PD-1 In Vivo

- Induces immunogenic cell death and complete tumor regressions
- Superior to datopotamab deruxtecan (DS-1062) plus anti-PD-1

Fully Optimized Next-generation ADC

- Novel and highly stable linker-payload (DAR4)

Differentiated Pre-clinical Safety Profile

- Datopotamab deruxtecan (DS-1062): interstitial lung disease (ILD)
- Sacituzumab tirumotecan (MK2870/SKB264): hematological toxicities
- TRODELVY®: neutropenia, diarrhea

Milestones Achieved

- First-in-human trial initiated April 2024
- Anti-PD-1 combo cohorts with Libtayo® initiated 4Q 2024


BHV-1510
TROP2 ADC

BREAKING NEWS

- Clinical activity and no ILD with TopoIx observed in early cohorts
- Target exclusivity expanded for up to 18 ADC targets incorporating TopoIx payload

30 | January 13, 2025 J.P. Morgan Healthcare Conference biohaven

BHV-1510 (Trop2 ADC with TopoIx) with Early Clinical Activity in Phase 1

- Clinical activity across doses starting at the lowest dose (2 mg/kg, Q3W)
  - Tumor reduction observed in tumor types including ovarian, SCLC, NSCLC
- Favorable preliminary safety and PK profile
  - No payload-associated ILD, diarrhea, or significant hematological toxicity
  - Main toxicity observed is on-target Trop2 ADC class mucositis; an expected and manageable effect
  - Very low free payload in serum, demonstrates high ADC stability
- Dose escalation (mono and Libtayo® combo) and dose/schedule optimization ongoing

Case 1: 71 y/o, Platinum-resistant ovarian cancer, 2 mg/kg, Q3W
25% tumor reduction at week 18 with dramatic drop in CA-125


CA-125 (U/mL)
1200
1000
800
600
400
200
0
1001
229
75
55
54
Day -4
Day 36
Day 71
Day 92
Day 141


Baseline
Week 18

Case 2: 70 y/o, SCLC post carboplatin+durvalumab and lurbinectedin, 4 mg/kg Q3W

PR (~60% reduction) at week 12


Baseline
Week 12

KEY POINT

Observed clinical activity and safety supports broad investigation of ADCs incorporating novel TopoIx payload and highly stable linker

31 | January 13, 2025 J.P. Morgan Healthcare Conference biohaven

TopoIx Payload Is a Novel Topoisomerase 1 Inhibitor With a Superior Pre-clinical Profile Compared to DXd and SN-38

Superior Pre-clinical Profile

	SN-38	DXd	TopoIx
In vitro cytotoxicity	++	++	+++
ICD*	+	+	++
Transported by ABCG2	n/a	Y	N
Bystander killing	n/a	++	+++
In vivo efficacy	+	++	+++

Superior Immunogenic Cell Death


TopoIx
DXd
SN38
ATP release (Luminescence)
400
300
200
100
0
6.7
20
60
Concentration (µM)
** vs DXd
** vsSN38
** vs DXd
** vsSN38
** vs DXd


TopoIx
DXd
SN38
HMGB1 release (pg/ml/10^4cells)
6000
4000
2000
0
0.1
1
10
100
Concentration (µM)
* vs DXd
* vs SN38

Synergy with anti-PD1 Combination


BHV-1510 + Anti-PD-1
BHV-1510 (3 mg/kg), Single dose +
Anti-mPD-1 (1 mg/kg), BIWx4 doses
5/6 CR
Tumor volume (mm³)
3000
2500
2000
1500
1000
500
0
7
14
21
28
Days after the start of treatment


DS-1062 + Anti-PD-1
DS-1062*, 3mg/kg, Single dose
+ Anti-mPD1, 1mg/kg, BIWx4doses
0/6 CR
Tumor volume (mm³)
3000
2500
2000
1500
1000
500
0
7
14
21
28
Days after the start of treatment

KEY POINT

Biohaven retains broad target exclusivity with GeneQuantum for up to 18 ADC targets incorporating TopoIx to leverage unique profile as monotherapy and in anti-PD1-based combinations

32 | January 13, 2025 J.P. Morgan Healthcare Conference biohaven

Advancing TopoIx Payload in Next-Gen ADC to Target Urothelial Cancer and Other Solid Tumors

- Novel and proprietary FGFR3 mAb
- Enzymatic, site-specific conjugation
- Favorable nonclinical tox profile

Validated target with limited competition

- No ADCs approved or in advanced development
- Core opportunity in FGFR3-altered metastatic urothelial cancer (mUC) – only 1 Tyrosine Kinase Inhibitor approved
- Potential extension into other FGFR3-driven solid tumors
- ~$400M to > ~$1B peak US gross sales potential

Synergistic Efficacy With Checkpoint Inhibitors In Vivo

- BHV-1530/anti-PDL1 combination showed synergy similar to BHV-1510
- PD1 synergy with PADCEV® (Nectin-4 ADC with MMAE payload) showed dramatically improved survival in mUC

Milestones Achieved

- US FDA IND May Proceed Letter granted


BHV-1530
CLINIC-READY FGFR3 ADC

BREAKING NEWS

First-in-Human study planned to initiate in 1H 2025

33 | January 13, 2025 J.P. Morgan Healthcare Conference biohaven

BHV-1530: Potential to Address Unmet Need in Metastatic Urothelial Cancer (mUC) and other FGFR3-driven Tumors

FGFR3 overexpression, mutation, or fusion leads to excessive pathway activation and increased tumorigenicity



FGFR3 mutation/fusion in ~20% mUC



FGFR3 overexpression ~35% mUC

- 62K new mUC cases, 14K deaths / year in US (2023)
- Multiple opportunities for BHV-1530 across therapy lines
  - Synergistic CPI combinations in FGFR3+ biomarker-selected 1L
  - Limited efficacy of current 2L options
- Several tumor types beyond mUC also driven by FGFR3

BHV-1530 shows synergistic activity in vivo with anti-PD-L1 combination


hFGR3-GL261
G1. vehicle
G2. anti-PD-L1
G3. BHV-1530
G4. BHV-1530 + anti-PD-L1
Probability of Survival (%)
100
80
60
40
20
0
0
10
20
30
40
50
6
Days after cell implantation

Group	% Increased Life Span (ILS)	Median Survival (days)
G1	-	15
G2	27%	19
G3	107%	31
G4	>300%	>63

34 | January 13, 2025 J.P. Morgan Healthcare Conference biohaven

Biohaven-Merus Collaboration Represents a Leading-Edge Approach to Developing Highly Optimized Bispecific ADCs

Merus

A leader in developing differentiated bispecific mAbs for oncology

- Clinically validated platform
- Lead program (Zenocutuzumab) granted US FDA accelerated approval in December 2024 biohaven

Next-generation ADC conjugation and payload platform technologies

- Potential for superior specificity and benefit/risk profile vs. single target ADCs
- Co-development maximizes expertise and efficiencies

Potential advantages of dual-target bispecific ADCs

- Preferential binding
- Improved internalization
- Optimal tumor penetration
- Multiple MOA of tumor cell killing

BREAKING NEWS

Multi-target collaboration, leveraging each company's innovative tech for ADC co-development

35 | January 13, 2025 J.P. Morgan Healthcare Conference biohaven

BHV-7000 Kv7.2/7.3 Activator Potassium (K+) Ion Channel Ion Channel Platforms

BHV-7000, Potential Best-in-Clinic Selective Kv7 Activator, Nears Completion of Pivotal Trials with Blockbuster Potential



Bipolar Disorder
7M Patients

- Novel MOA for bipolar disorder
- Differentiated profile vs. antipsychotics, lithium, and ASMs

Acute bipolar mania topline results expected in 1H 2025



Major Depressive Disorder
21M Patients

- Clinically validated MOA for MDD
- Differentiated profile vs. SSRIs

Topline results expected in 2H 2025



Epilepsy
3.5M Patients

- Clinically validated MOA for epilepsy
- Global Phase 2/3 program ongoing in focal epilepsy (2 trials) and idiopathic generalized epilepsy (1 trial)

1st focal epilepsy study topline results expected in 1H 2026

BREAKING NEWS

Pivotal topline results for BHV-7000 development program expected within the next year

37 | January 13, 2025 J.P. Morgan Healthcare Conference biohaven

BHV-2100: Proof of Concept Pain Study Demonstrates Anti‐Nociceptive and Anti‐Hyperalgesic Effects Efficacy • Lowering in self-reported VAS pain rating scale • Clinically meaningful reductions in laser-evoked potentials in normal and UVB-inflamed skin Safety • Well-tolerated • No effects observed on core temperature • No change on heat pain threshold January 13, 2025 J.P. Morgan Healthcare Conference38 46 47 48 49 50 51 52 53 54 55 56 57 58 01:00 02:00 03:00 04:00 V is u a l A n a lo g S c a le ( V A S ) Time (hours) BHV-2100 150mg Placebo Laser-Induced Paradigm p <0.05 Preliminary Data up to Tmax; p-value out to 8 hour test period First indication of potential clinical efficacy in pain with the novel TRPM3 mechanismKEY POINT LASER STIMULATION AND EVALUATION UNIT P a in S c o re

PRESYNAPTIC NEURON POSTSYNAPTIC NEURON GLUTAMATE TRORILUZOLE Troriluzole — SCA

January 13, 2025 J.P. Morgan Healthcare Conference40 TRORILUZOLE GLUTAMATE MODULATOR • Submitted NDA for treatment of all SCA genotypes (potential Priority Review) • Preparing for commercial launch in 2025NEWS BREAKING Troriluzole Is First Treatment to Slow SCA Disease Progression • Long-term RWE study confirmed benefit over 3 years in all SCA genotypes SCA Represents Significant Commercial Opportunity • Est. 15,000 patients in the US and 24,000 in UK and EU • No currently approved SCA treatments Milestones Achieved • Submitted NDA after pre-NDA meeting in 4Q 2024 (potential Priority Review) • EMA MAA for all SCA genotypes under review Biohaven Pioneered Clinical Trials for Spinocerebellar Ataxia 0.0 0.5 1.0 1.5 2.0 2.5 0 1 2 3 f- S A R A ( ± S E ) Years * * TRO US 101 202 90 177 75 65 61 43 * 1.5 year delay in progression *p-values < .05 Troriluzole CRC-SCA CRC-SCA, Clinical Research Consortium for SCA; EUROSCA, European registry of SCA; f-SARA, Functional Scale for the Assessment and Rating of Ataxia; LSM, least squares mean; PSM, Propensity Score Matching

BHV-8000

First-in-Clinic, Oral, Selective, Brain-Penetrant TYK2/JAK1 Inhibitor

- Uniquely potent, TYK2/JAK1 selective, brain-penetrant inhibitor
- Selectivity profile avoids class risks associated with JAK2/3 inhibition

Breaks the Cycle of Neuroinflammation

- Reduces inflammatory impacts of microglia, astrocytes and infiltrating T-lymphocytes

Potential to Treat Multiple Neuroinflammatory Disorders

- Supported by a broad range of clinical, translational, and epidemiological evidence
- Indications include Parkinson's disease, anti-amyloid therapy induced ARIA, Alzheimer's disease, and multiple sclerosis

Encouraging Results from Completed Phase 1 Trial

- Safe and well-tolerated
- Evidence of target engagement
- Robust brain penetration

Milestone Achieved

FDA meetings successfully completed enabling registrational programs for Parkinson's disease and prevention of ARIA


BHV-8000
TYK2/JAK1 INHIBITOR
(brain-penetrant)

ARIA, Amyloid-related imaging abnormalities; SAD, single ascending dose; MAD, multiple ascending dose; TYK, tyrosine kinase; JAK, Janus kinase.

BREAKING NEWS

Pivotal study in Parkinson's disease planned to initiate in 1H 2025

42 | January 13, 2025 J.P. Morgan Healthcare Conference biohaven

Real-World Analytics of Large Healthcare Database Show Parkinson's Disease Risk Reduction With TNF/IL-17 Targeting Therapies • Biohaven conducted analysis using Komodo Health database (over 320 million patients since 2012) examining treatment with anti-TNF or anti-IL17 and incidence of PD • Millions of patients over 8+ years of dosing captured key epidemiologic confirmation of the neuroinflammatory hypothesis • Results support rationale for the effectiveness of BHV-8000 in treating PD Treatment PD Events Person-years Rate (per 100 person-years) Adjusted IRR (95% CI) P-value Anti-TNF or Anti-IL-17 exposure 2,957 393,114 0.66 0.77 (0.74 – 0.80) <0.0001 No Treatment 50,562 5,328,307 0.95 Anti-TNF exposure 2,471 371,867 0.66 0.64 (0.52 – 0.80) <0.0001 No Treatment 50,562 5,328,307 0.95 Anti-IL-17 exposure 81 15,598 0.52 0.77 (0.78 – 0.81) <0.0001 No Treatment 50,562 5,328,307 0.95 IRR, incidence rate ratio; TNF, tumor necrosis factor. January 13, 2025 J.P. Morgan Healthcare Conference43

BHV-8000 Demonstrates a Promising Phase 1 Profile STUDY COMPLETED: 3 SAD cohorts and 3 MAD cohorts • SAD dose cohorts (10, 20 and 30 mg); MAD dose cohorts (6, 10 and 20 mg) • 8 healthy subjects per cohort (6 active: 2 placebo) SAFETY PROFILE: Safe and well-tolerated to date • No SAEs or severe AEs; only mild AEs observed that resolved spontaneously • No adverse laboratory trends related to study drug PHARMACODYNAMIC EFFECTS hs-CRP, IFN-beta, and IP-10 showed drug-related changes in plasma PHARMACOKINETICS Approximately 50% CNS penetration in humans January 13, 2025 J.P. Morgan Healthcare Conference44 AE, adverse event; hs-CRP, high-sensitivity C-reactive protein; IFN-beta, Interferon beta; MAD, multiple ascending dose; SAD, single ascending dose; SAE, serious adverse event. BHV-8000 is safe and well-tolerated at doses showing evidence of CSF penetration and target engagement KEY POINT

BHV-8000: Unique Phase 2/3 Study Design for Parkinson's Disease

Novel Primary Efficacy Endpoint

Time-to-**event (≥ 2**-point worsening on MDS-UPDRS-Part II)

- Addresses FDA requirement for a functional endpoint in PD trials
  - MDS-UPDRS-Part II recommended, but declines very slowly in early PD
- 300 fewer patients per trial versus a mean change on MDS-UPDRS-Part II
- Based on comprehensive analyses of PPMI and placebo-arm clinical trial data (C-Path)

Provides a meaningful efficacy endpoint with a smaller sample size

Novel Composite Endpoint

Parkinson's Disease Composite Score (PARCOMS)

- Based on established methodology (i.e., Alzheimer's Disease Composite Score [ADCOMS])
- Leverages PPMI and placebo-arm clinical trial data (C-Path)
- Comprises the most responsive items from common endpoints in early PD trials

Provides a highly-sensitive supportive secondary efficacy endpoint



48-Week Time-to-event
56-Days
Screening
BHV-8000 High Dose (n≈183)
BHV-8000 Low Dose (n≈183)
Placebo (n≈183)
48-Weeks
OLE

PPMI, Parkinson's Progression Markers Initiative; MDS-UPDRS, Movement Disorder Society – Unified Parkinson's Disease Rating Scale.

BREAKING NEWS

Pivotal study planned to initiate in 1H 2025

45 | January 13, 2025 J.P. Morgan Healthcare Conference biohaven

TALDEFGROBEP / MYOSTATIN COMPLEX ACTIVIN TYPE II RECEPTOR ACTIVIN TYPE I RECEPTOR SKELETAL MUSCLE CELL SURFACE Myostatin — SMA and Obesity

Efficacy Results: Clinically Meaningful Improvements Enhanced In Myostatin-Positive Caucasian Participants ADDITIONAL SUPPORTIVE DATA • Responder Analysis* 50% of taldefgrobep-treated participants responded vs. 30% on placebo • Open-label Extension** Motor function continues to improve Taldefgrobep Significantly Reduced Fat Mass Gain in SMA Participants While Increasing Lean Muscle Mass and Bone Density (vs. Placebo) DXA prespecified outcome measures in overall study population at Week 48 demonstrated: • Greater reduction in percent change in total body fat mass (p=0.008) • Numerically larger increases in lean muscle mass • Numerically larger increases in bone density January 13, 2025 J.P. Morgan Healthcare Conference47 LS, least squares; MFM-32, 32-Item Motor Function Measure; SE, standard error * response defined as ≥ 3-point change from baseline improvement on MFM-32 at Week 48 **Preliminary data Placebo adjusted difference similar to what was seen with other SMA therapy (risdiplam) in registrational SUNFISH trial; magnitude of effect appears addictive since added to SOC KEY POINT MFM-32 Total Score Change from Baseline Taldefgrobep alfa (N=72) Placebo (N=51) L S M e a n C h a n g e ( + /- S E ) Weeks Taldefgrobep alfa Placebo 72 51 68 51 68 49 70 50 68 50 0 12 24 36 48 0 1 2 3 Δ=1.4 p=0.02

Optimal Management of Obesity Remains a Critical Unmet Medical Need • By 2030, 1 billion people worldwide will be living with obesity, including 50% of American adults1 • Obesity is a disease of excess and/or abnormal adipose tissue, not excess mass • Incretin mimetics have revolutionized management of obesity, but present liabilities • Up to 40% of total body weight loss is lean mass2 • Gastrointestinal side effects3 • Reduced bone mass4 • Two-thirds stop GLP-1 therapy within 1 year5 • Two-thirds of lost body weight returns within 1 year of stopping GLP-1 therapy5,6 January 13, 2025 J.P. Morgan Healthcare Conference48 Endocrine • Diabetes mellitus • Hypothyroidism • Subfertility GI • Hiatus hernia • Gallbladder disease • Inguinal hernia Carcinoma • Breast • Colorectal • Endometrial Musculoskeletal • Osteoarthritis • Back pain Cardiovascular • Sudden death • Cardiomyopathy • Hypertension • Ischemic heart disease • Peripheral vascular disease • Deep vein thrombosis • Pulmonary embolism Respiratory • Restrictive lung disease • Obstructive sleep apnea • Obesity hypoventilation syndrome • Difficult intubation Genitourinary • Menstrual problems • Female incontinence • Renal calculi Complications of Obesity7 1 https://www.worldobesity.org/resources/resource-library/world-obesity-atlas-2022; Accessed 9-JAN-2025. 2. Wilding JPH et al, N Engl J Med. 2021;384(11):989-1002. 3. Wilding, et. al., Diabetes Obes Metab. 2022; 24(8):1553-64. doi: 10.1111/dom.14725 4. Hansen MS, et al., eClinicalMedicine. 2024;72:102624 5. Scientific American. What happens when you quit Ozempic or Wegovy? APR 2024. https://www.scientificamerican.com/article/you-quit-ozempic-or-wegovy-what-happens-next/ Accessed 9-JAN-2025. 6. Sikirica MV. Et al., Diabetes Metab Syndr Obes. 2017;10:403-12. 7. UpToDate. Overweight and obesity in adults: health consequences. https://www.uptodate.com/contents/overweight-and-obesity-in-adults-health-consequences. Accessed 9-JAN-2025.

Taldefgrobep Phase 2 Study in Obesity


Randomization (1:1)
24-Week Double-Blind Phase
1 ENDPOINT
4 Weeks
Screening
BHV-2000 100 mg QW (n=40)
Placebo QW (n=40)
8 Weeks
Post-Dose Follow-up

DESIGN	Randomized, double-blind, placebo-controlled trial
POPULATION	Male and female adults living with overweight or obesity (BMI 27 - 40) without comorbid diabetes mellitus
SAMPLE SIZE	80 participants randomized 1:1 (Sex [M/F] and BMI [<35, ≥35-40])
TREATMENT	Taldefgrobep 100 mg SC QW via autoinjector vs. Placebo SC QW
TREATMENT DURATION	24-week treatment period, 8-week post-dose follow-up
KEY ENDPOINTS	Change in lean mass, fat mass, bone density, total body weight, and insulin sensitivity; PK/PD; safety/tolerability

KEY POINT

Phase 2 study planned to initiate in 1H 2025

49 | January 13, 2025 J.P. Morgan Healthcare Conference biohaven

Company Capitalization Updates January 13, 2025 J.P. Morgan Healthcare Conference50 1. Cap reached if aggregate annual U.S. net sales of rimegepant and zavegepant amount to $8.15B. Royalty payments would be in respect of years ended on or before 12/31/40. 2. As of November 8, 2024; excludes outstanding options. 3. As of October 2, 2024; includes proceeds raised from underwritten public offering CASH SHARES OUTSTANDING POTENTIAL ROYALTIES Pfizer will make royalty payments in low- to mid-teens% in respect of annual US net sales of rimegepant and zavegepant >$5.25B, subject to annual cap ($400M/year)1 ~$642M3 101.1M2 CGRP

PATIENTS 1 INDICATION Gd-IgA1 Degrader 140K IgA NEPHROPATHY RARE DISEASE RENAL CARDIOVASCULAR ONCOLOGY OBESITY NEUROLOGY IMMUNOLOGY & INFLAMMATION β1AR Degrader 200K DCM / PERIPARTUM CARDIOMYOPATHY Trop2 316K EPITHELIAL TUMORS CD30 95K HODGKIN LYMPHOMA Taldefgrobep Alfa 10K SPINAL MUSCULAR ATROPHY 10M OBESITY TRPM3 Antagonist 40M MIGRAINE 10M PAIN Kv7 Activator 2.4M FOCAL EPILEPSY 7M BIPOLAR DISORDER 1.1M GENERALIZED EPILEPSY 21M MAJOR DEPRESSIVE DISORDER TYK2/JAK1 0.5M EARLY PARKINSON’S DISEASE3.5M ARIA PREVENTION3 950K MULTIPLE SCLEROSIS3.5M EARLY ALZHEIMER’S DISEASE4 IgG Degraders Biohaven’s pipeline working to help millions of patients 130K mAB PARTIAL RESPONDER RA2 100K MYASTHENIA GRAVIS 350K ATD REFRACTORY GRAVES’ DISEASE2 Troriluzole 15K SPINOCEREBELLAR ATAXIA 3.2M OBSESSIVE-COMPULSIVE DISORDER FGFR3 118K mUC and SOLID TUMORS Top Areas of Innovation

52